UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2005

HOLLY ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32225 (Commission File Number)	20-0833098 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1600 Dallas, Texas (Address of principal executive offices)		75201-6927 (Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item 1.01 Entry into a Material Definitive Agreement

     On June 28, 2005, Holly Energy Partners, L.P. (the “Partnership”) and its wholly-owned subsidiary Holly Energy Finance Corp. (“Finance Corp.”, and, together with the Partnership, the “Issuers”) issued, through a private offering (the “Offering”), an additional $35 million in aggregate principal amount of the Issuers’ existing class of 6.25% Senior Notes Due 2015 (the “Notes”) originally issued in the aggregate principal amount of $150 million on February 28, 2005 (the “Existing Notes”). In connection with the Offering, the Partnership entered into the material definitive agreements described below in this item. The description of each agreement is qualified in its entirety by reference to the text of the applicable agreement, each of which is included as an exhibit to this report and incorporated by reference into this report in its entirety.

Notes

     On June 28, 2005, the Issuers delivered the Notes. See the description of the material terms of the Notes in Item 2.03 below which is incorporated by reference into this item in its entirety. The form of note delivered by the Issuers is included as Exhibit 4.1 to this report and is incorporated by reference into this report in its entirety.

Guarantees

     On June 28, 2005, each of the Partnership’s wholly-owned subsidiaries at the time of the Offering (each individually, a “Guarantor”, and, collectively, the “Guarantors”) delivered a notation of guarantee evidencing its obligation to guarantee the Notes. See the description of the material terms of the Notes in Item 2.03 below which is incorporated by reference into this item in its entirety. The form of notation of guarantee delivered by each Guarantor is included as Exhibit 4.2 to this report and is incorporated by reference into this report in its entirety. In the future, each domestic subsidiary of the Partnership that guarantees other indebtedness of the Partnership or another subsidiary of the Partnership under a credit agreement must also guarantee the Notes by delivering a notation of guarantee.

Registration Rights Agreement

     On June 28, 2005, the Issuers and the initial purchaser of the Notes (the “Initial Purchaser”) entered into a Registration Rights Agreement (the “Registration Rights Agreement”) providing the holders of the Notes certain rights relating to the registration of the Notes under the Securities Act of 1933 (the “Securities Act”). See the description of the material terms of the Registration Rights Agreement in Item 2.03 below which is incorporated by reference into this item in its entirety. The Registration Rights Agreement is attached as Exhibit 4.3 to this report and is incorporated by reference into this report in its entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     On June 28, 2005, pursuant to the Purchase Agreement with the Initial Purchaser previously described by the Partnership in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 15, 2005, the Issuers sold the Notes to the Initial Purchasers at an offering price of 98% of the aggregate principal amount of $35 million plus accrued interest from February 28, 2005 to June 27, 2005, less a customary discount to the Initial Purchaser. The Offering was conducted in accordance with the exemptions from the registration requirements of the Securities Act afforded by Section 4(2) of the Securities Act and Rule 144(A) under the Securities Act.

     The Notes were issued pursuant to the Indenture entered into on February 28, 2005 (the “Indenture”) with U.S. Bank National Association, as Trustee (the “Trustee”), in connection with the issuance of the Existing Notes. The terms of the Notes are governed by the Indenture, which contains affirmative and negative covenants that, among other things, limit the ability of the Issuers and the Guarantors to incur indebtedness, make distributions to the Partnership’s unitholders or make other restricted payments, engage in sale and leaseback transactions, effect a consolidation, merger or sale, lease or other conveyance of any of their respective assets and create liens on any of their respective assets. The Indenture also contains customary events of default, upon which the Trustee or the holders of the Notes may declare all outstanding Notes to be due and payable immediately. The Indenture is included as Exhibit 4.4 to this report and is incorporated by reference into this report in its entirety.

     The Notes are the senior unsecured obligations of the Issuers and the Guarantors, and rank equally in right of payment with all of the Issuers’ and Guarantors’ existing and future senior unsecured indebtedness, senior to all of the Issuers’ and the Guarantors’ existing and future subordinated indebtedness and effectively subordinated in right of payment to all of the Issuers’ and the Guarantors’ existing and future secured debt, including debt under the Partnership’s revolving credit agreement.

     The Notes bear interest payable semi-annually in arrears on March 1 and September 1 of each year, starting on September 1, 2005. The Notes mature on March 1, 2015.

     At any time prior to March 1, 2008, the Partnership may use the proceeds of certain equity offerings to redeem up to 35% of the aggregate principal amount of the Notes at a redemption price equal to 106.25% of the principal amount, plus accrued and unpaid interest and liquidated damages, if any, to the date of redemption. At any time prior to March 1, 2010, the Partnership may redeem some or all of the Notes at a redemption price equal to 100% of the principal amount, plus a make-whole premium, accrued and unpaid interest and liquidated damages, if any, to the date of redemption. On or after March 1, 2010, the Partnership may redeem the Notes, in whole or in part, at the redemption prices set forth below (expressed as percentages of principal amount), plus accrued and unpaid interest and liquidated damages, if any, to the date of redemption:

Year	Percentage
2010	103.125%
2011	102.083%
2012	101.042%
2013 and thereafter	100.000%

     Additionally, the Partnership may be required to offer to purchase the Notes at a purchase price of 101% of the principal amount, plus accrued and unpaid interest and liquidated damages, if any, to the date of redemption, in the event of a change of control.

     In connection with the Notes, the Issuers also entered into the Registration Rights Agreement with the Initial Purchasers. Pursuant to the Registration Rights Agreement, the Issuers agreed to conduct a registered exchange offer for the Notes or cause to become effective a shelf registration statement providing for the resale of the Notes. The Issuers are required to: (i) file a registration statement (the “Registration Statement”) by July 28, 2005; (ii) use commercially reasonable efforts to cause such Registration Statement to become effective by September 26, 2005; and (iii) use commercially reasonable efforts to issue the exchange notes on or prior to 30 business days after the Registration Statement has become effective. If the issuers fail to comply with certain obligations under the Registration Rights Agreement, they will be required to pay liquidated damages in the form of additional cash interest to the holders of the Notes.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

4.1	Form of 6.25% Senior Note Due 2015 (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of the Partnership filed with the SEC on March 4, 2005).

4.2	Form of Notation of Guarantee (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K of the Partnership filed with the SEC on March 4, 2005).

4.3	Registration Rights Agreement, dated June 28, 2005, among the Issuers and the Initial Purchasers.

4.4	Indenture, dated February 28, 2005, among the Issuers, the Guarantors and the Trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Partnership filed with the SEC on March 4, 2005).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP Logistics Holdings, L.P.
its General Partner

	By:	Holly Logistics Services, L.L.C.
its General Partner

	By:	/s/ Scott C. Surplus

Scott C. Surplus
Vice President & Controller

Date: June 30, 2005

Exhibits

4.1	Form of 6.25% Senior Note Due 2015 (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of the Partnership filed with the SEC on March 4, 2005).

4.2	Form of Notation of Guarantee (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K of the Partnership filed with the SEC on March 4, 2005).

4.3	Registration Rights Agreement, dated June 28, 2005, among the Issuers and the Initial Purchasers.

4.4	Indenture, dated February 28, 2005, among the Issuers, the Guarantors and the Trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Partnership filed with the SEC on March 4, 2005).